Exhibit 24a1


                                POWER OF ATTORNEY


         The undersigned, acting in the capacity or capacities with respect to Fortune Brands, Inc. stated with their respective names below, hereby constitute and appoint MARK A. ROCHE, EDWARD P. SMITH and A. ROBERT COLBY, and each of them severally, the attorneys-in-fact of the undersigned with full power to them and each of them to sign for and in the name of the undersigned in the capacities indicated below (a) the Registration Statement on Form S-8 of the Fortune Brands, Inc. 1999 Long-Term Incentive Plan, (b) the Registration Statement on Form S-8 of the Fortune Brands Retirement Savings Plan, (c) the Registration Statement on Form S-8 of the Fortune Brands Hourly Employee Retirement Savings Plan, (d) Post-Effective Amendment No. 1 to the Registration Statement on Form S-8 (Registration No. 333-51173) of the Fortune Brands, Inc. Non-Employee Director Stock Option Plan and (e) any and all amendments and supplements thereto:


               Signature                                   Title                           Date
       /s/ Norman H. Wesley                        Chairman of the Board and             January 20, 2000
     ----------------------------               Chief Executive Officer
           Norman H. Wesley                (principal executive officer) and
                                                        Director


       /s/ Craig P. Omtvedt                     Senior Vice President and Chief          January 24, 2000
     ----------------------------                  Financial Officer
           Craig P. Omtvedt                   (principal financial officer)


      /s/ Michael R. Mathieson                      Vice President and Chief             January 21, 2000
     ----------------------------                   Accounting Officer
          Michael R. Mathieson                (principal accounting officer)


      /s/ Eugene R. Anderson                                Director                     January 25, 2000
     ----------------------------
          Eugene R. Anderson


               Signature                                   Title                            Date
      /s/ Patricia O. Ewers                            Director                     January 25, 2000
     ----------------------------
          Patricia O. Ewers

        /s/ Thomas C. Hays                             Director                     January 24, 2000
     ----------------------------
            Thomas C. Hays

    /s/ John W. Johnstone, Jr.                         Director                     January 21, 2000
    -----------------------------
        John W. Johnstone, Jr.

       /s/ Sidney J. Kirschner                         Director                     January 24, 2000
     ----------------------------
         Sidney J. Kirschner

       /s/ Gordon R. Lohman                            Director                     January 24, 2000
     ----------------------------
           Gordon R. Lohman

       /s/ Charles H. Pistor, Jr.                      Director                     January 25, 2000
     ----------------------------
        Charles H. Pistor, Jr.

       /s/ Eugene A. Renna                             Director                     January 24, 2000
     ----------------------------
           Eugene A. Renna

       /s/ Anne M. Tatlock                             Director                     January 25, 2000
     ----------------------------
           Anne M. Tatlock

       /s/ Peter M. Wilson                             Director                     January 24, 2000
     ----------------------------
           Peter M. Wilson





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